UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 27, 2006

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   0-13150                   04-2735766
          --------                   -------                   ----------
      (State or Other              (Commission               (IRS Employer
        Jurisdiction               File Number)          Identification Number)
      of Incorporation)

  4375 River Green Parkway, Suite 100, Duluth, Georgia            30096
  ----------------------------------------------------            -----
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 27, 2006, Concurrent Computer Corporation (the "company") issued a press release containing information about its financial condition and results of operations for its second fiscal 2006 quarter and six months ended December 31, 2006. Included in the press release are (1) the condensed consolidated balance sheets of the company as of December 31, 2005 (unaudited), September 30, 2005 (unaudited) and June 30, 2005, and (2) the company's unaudited condensed consolidated statements of operations for the three and six months ended December 31, 2005 and 2004. A copy of this press release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          THE  FOLLOWING  EXHIBIT  IS  FILED  HEREWITH:

EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Press release of Concurrent Computer Corporation, issued on
                    January 27, 2006.


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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 27, 2006.

CONCURRENT COMPUTER CORPORATION
(Registrant)


By:  /s/ Gregory S. Wilson
    ------------------------------------------
Gregory S. Wilson
Chief Financial Officer


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
EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1      Press  Release  of  Concurrent Computer Corporation, issued on January
          27,  2006.


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